CONTRIBUTION AGREEMENT

         THIS CONTRIBUTION AGREEMENT (this "AGREEMENT") dated as of February 28, 1996 is by and between PROLER INTERNATIONAL CORP., a Delaware corporation ("PROLER INTERNATIONAL"), and PROLER SUCCESSOR, INC. a Delaware corporation ("PROLER SUCCESSOR");

                                   WITNESSETH:

         WHEREAS, Proler International owns all of the issued and outstanding Common Stock of Proler Successor, and in connection with a restructuring of the business and operations of Proler International and its subsidiaries, Proler International wishes to contribute certain of its assets and businesses to Proler Successor, and wishes Proler Successor to assume certain liabilities and obligations of Proler International;

         NOW, THEREFORE, the parties hereto agree as follows:

         1. CONTRIBUTION OF ASSETS TO PROLER SUCCESSOR. Proler International agrees to contribute to Proler Successor those certain assets, contracts, properties, and other rights and interests listed on SCHEDULE 1 hereto that are carried on the books and records of or are otherwise owned by Proler International as of the date hereof (the "CONTRIBUTED ASSETS"). Proler International agrees to execute and deliver such instruments, agreements, certificates, and other documents as shall be necessary or appropriate to convey title in the Contributed Assets to Proler Successor.

         2. ASSUMPTION OF CERTAIN LIABILITIES BY PROLER SUCCESSOR. Proler Successor agrees to assume the debts, liabilities and obligations of Proler International listed in SCHEDULE 2 hereto that are carried on the books and records of or are otherwise obligations of Proler International as of the date hereof (the "ASSUMED LIABILITIES"). Proler Successor agrees to execute and deliver to Proler International such agreements, instruments, and other documents necessary or appropriate to effect and evidence its assumption of the Assumed Liabilities.

         3. EFFECTIVE DATE. This Agreement shall become effective at 2:30 p.m. on February 28, 1996, with the contribution of the Contributed Assets and the assumption of the Assumed Liabilities to be effective as of such date.


         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first written above.

                                         PROLER INTERNATIONAL CORP.

                                         By: /s/   STEVEN F. GILLILAND
                                         Name:     STEVEN F. GILLILAND
                                         Title:    PRESIDENT

                                         PROLER SUCCESSOR, INC.

                                         By: /s/   STEVEN F. GILLILAND
                                         Name:     STEVEN F. GILLILAND
                                         Title:    PRESIDENT

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                                   SCHEDULE 1
                  ASSETS CONTRIBUTED TO PROLER SUCCESSOR, INC.

Houston Petty Cash
Payroll Account maintained at Texas Commerce Bank
All Accounts Receivable from employees
All Prepaid Insurance
All Prepaid Officers Life Insurance
All Casualty Insurance Receivables
CIGNA Insurance Deposits
San Felipe Office Lease Deposit
Cash Surrender Value Life Insurance
Loans on Insurance Policies
Office Equipment and Improvements - San Felipe office
Deferred Compensation Intangible Asset
Accrued Interest Life Insurance
MRI Corp. Intercompany Receivables
Prolerized Steel Corporation Intercompany Receivables
Proler Environmental Services, Inc. Intercompany Receivables
Proler Recycling, Inc., Intercompany Receivables
Proler Power Marketing, Inc. Intercompany Receivables
Investment in MRI Corp.
Investment in Prolerized Steel Corporation
Investment in Proler Environmental Services, Inc.
Investment in Proler Recycling, Inc.
Investment in Proler Power Marketing, Inc.
Note Receivable from Howard Industries
Houston Maintenance Parts Inventory Work in Progress
Land located on Furay Road
Land located on Coke Street
Land located on Middle Street
Real property - Liberty Road, Building & Equipment
Other Assets Held for Resale - Jacintoport Blvd.
Other Assets Held for Resale - Liberty Road

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                                   SCHEDULE 2
                  LIABILITIES ASSUMED BY PROLER SUCCESSOR, INC.

Deferred Compensation Liability
Payroll Tax Liabilities
Deferred Rent Expense
Accrued Bonuses
Stock Option Liability
Accrued Liabilities
         - Legal
         - Workers Compensation and General Liability Insurance
         - Section 401(k) Plan
MRI Corp. Intercompany Payables
Prolerized Steel Corporation Intercompany Payables
Proler Environmental Services, Inc. Intercompany Payables
Proler Recycling, Inc., Intercompany Payables
Proler Power Marketing, Inc. Intercompany Payables
Ad Valorem Tax Liability

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